                                                                               .
                                                                               .
                                                                               .

                                                                   EXHIBIT 10.29

                          MICROSOFT CORPORATION/WEBTV
                            SHOPPING INSERTION ORDER

ACCOUNT EXECUTIVE: KEVIN WILK
EMAIL: kwilk@microsoft.com

-----------------------------------------------------------------------------------------
  ADVERTISER:     Red Envelope
-----------------------------------------------------------------------------------------
     CONTACT:     Chas Akers
                  201 Spear St
                  San Francisco, CA 94105
                  (415) 371-9100 x260
                  cakers@redenvelope.com
-----------------------------------------------------------------------------------------
SITE URL:         www.redenvelope.com       TERM:        July 1, 2000 - June 30, 2001
-----------------------------------------------------------------------------------------
                                            TOTAL FEES:   $[*]
                                                         ($[*])
                                                         ($[*])
-----------------------------------------------------------------------------------------

ORDER SUMMARY (SEE ATTACHED SPREADSHEET):

SUBJECT TO APPLICABLE TERMS AND CONDITIONS INCLUDED WITH THIS ORDER.

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                                                           MONTHLY
AD ELEMENTS                         ORDER TOTAL        GUARANTEED FEE                TOTAL AD REQUEST
----------------------------------------------------------------------------------------------------------
[*]                                 [*]                                          See attached spreadsheet













----------------------------------------------------------------------------------------------------------
ADDITIONAL PLACEMENTS               [*]                                          See attached spreadsheet
[*]









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

* Material has been omitted pursuant
  to a request for confidential treatment.

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
[*]                                 $[*]                                         See attached spreadsheet

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

ADDITIONAL TERMS:

EMAIL USERS.

         1. MS agrees that Advertiser may apply [*] dollars ($US[*]) from the MSN Shopping Order confirmation Premier Merchant Agreement dated October 18, 1999 between the parties toward [*] ([*]) e-mail ad requests in the following newsletters targeted at MSN users: (i) [*]; and (ii) [*]. Notwithstanding the foregoing, MS shall be relieved of its obligation to provide Emails once such Emails have met a metric of [*]: $[*] for the Term, where [*] (US$[*]) equals sales revenue to Advertiser and [*] (US$[*]) equals every [*] spent by Advertiser for the placements set forth herein.

         2. The parties will meet during the Term to monitor and manage the progress of such e-mails and requests.

Click-Through users.

                  1.

                  (a) In the event that Advertiser implements its Passport Wallet Technology (as defined in attached Passport contract) on or before October 23, 2000, MS will provide a minimum of [*] ([*]) click-through users ("Click-Throughs") to Advertiser during the Term. Notwithstanding the foregoing, MS shall be relieved of its obligation to provide Click-Throughs once such Click-Throughs have met a metric of $[*]: $[*] for the Term, where [*] (US$[*]) equals sales revenue to Advertiser and $[*] equals every [*] spent by Advertiser for the placements set forth herein.

                  (b) In the event that Advertiser does not implement its Passport Wallet Technology on or before October 23, 2000, MS will provide a minimum of [*] Click-Throughs to Advertiser during the Term. Notwithstanding the foregoing, MS shall be relieved of its obligation to provide Click-Throughs once such Click-Throughs have met a metric of $[ * ]: $[*] for the Term, where [*] (US$[*]) equals sales revenue to Advertiser and $[*] equals every [*] spent by Advertiser for the placements set forth herein.

                  2. The parties will meet during the Term to monitor and manage the progress of the Click-Throughs.

                  3. MS Shall be obligated solely to provide the quarterly Click-Through totals (each, a "Quarterly CT Benchmark") in each on-line property set forth in Exhibit A, attached hereto. In the event that MS determines that the Click-Throughs derived from the [*] will be insufficient to meet a Quarterly CT Benchmark, MS may supplement the banners and ads on the [*] with banners and ads on [*] and [*]; provided, however that the Click-Throughs from [*] and [*] required to offset a Click Through on the [*] shall be adjusted to account for the lower sales conversion ratio attributable to Click-Throughs from [*] and [*] as compared to Click-Throughs from [*]. The parties currently estimate that it will take [*] Click-Throughs from a banner or other ad placed on [*] or [*] to make good on one missed Click-Through from [*]. [*] Click-Throughs shall be determined by clicks from all [*]. [*] clicks shall be derived from [*] and [*] shall originate from small banners and text ads. If MS fails to deliver at least [*] percent [*] of the Quarterly CT Benchmark as set forth in Exhibit A, Advertiser will provide MS with additional Offers or ad creative elements within thirty (30) days of notification by MS. Thereafter, MS will provide additional Advertiser approved Microsoft

* Material has been omitted pursuant
to a request for confidential treatment.

                  Passport co-branded ad requests for the Offers in the form of [*] and [*] for the Offers ("Offer Ad Elements") at no charge to Advertiser until such Quarterly CT Benchmark is achieved. During any make-good period, the Offer Ad Element Click-Throughs shall solely count against the quarter during which the Quarterly CT Benchmark was not met, and such make-goods shall be Advertiser's sole remedy for MS' failure to deliver the Quarterly CT Benchmark. MS's obligation to make good on its Click-Through obligations shall survive the Term of this Agreement. Solely during such make-good period, Advertiser will be relieved of payment for the invoice for such quarter until the Quarterly CT Benchmark is met.

         4. Advertiser will provide MS with promotional offers for MSN users ("Offers") during the Term. The Offers may include, but not be limited to, free or reduced shipping, discounts, free gift wrapping, exclusive product bundles or other compelling offers to increase MSN user response and Advertiser's sales.

         5. MS will provide ad requests and Click-Throughs proportionally in accordance with the "Holiday Months", and the months of November, December, February, May and June are designated as such months. If MS fails to deliver higher Click-Throughs during the Holiday Months or does not provide the total Click-Throughs by the end of the Term, Advertiser's sole remedy for such failure will be (i) the extension of the Term during which MS will provide additional ad requests at no charge to Advertiser until the Click-Throughs are provided and (ii) the waiver of Advertiser's payment obligations as described in paragraph 3 above until the Click-Throughs are provided.

MICROSOFT CORPORATION                       RED ENVELOPE
One Microsoft Way                           Chas Akers
Redmond, WA 98052-6399                      201 Spear St
                                            San Francisco, CA 94105
                                            (415) 371-9100 x260
                                            cakers@redenvelope.com

By (Sign) /s/ Jeff Bernstein                By (Sign) /s/ Charles W. Akers
              --------------                          --------------------
Name (Print) Jeff Bernstein                 Name (Print) Charles W. Akers

Title: Group Manager                        Title: Director [ILLEGIBLE]

Date: 9-15-00                               Date: 9-6-00

                                            By : /s/ Hilary Billings
                                                 ---------------------
                                            Name: Hilary Billings

                                            Title: Chairman

                                            Date: 9-6-00

* Material has been omitted pursuant
  to a request for confidential treatment.

            MICROSOFT CORPORATION NON-STANDARD TERMS AND CONDITIONS
                              MSN SHOPPING CHANNEL
                         WebTV SERVICE SHOPPING CENTER

1. MATERIAL SPECIFICATIONS: Specifications for the material elements that Advertiser must include in any link, advertisement or other submission to Microsoft Corporation ("MS") for MSN Shopping and WebTV Service Shopping Center ("WebTV") will be distributed to Advertiser. All submissions to MS for MSN Shopping or WebTV hereunder will comply with all such applicable elements.

2. ORDERS FOR ADVERTISEMENTS: All orders or other requests for advertising from an advertiser (whether made by the advertiser directly, or through an agency) ("Advertiser") are governed by these Standard Terms and Conditions and the attached Insertion Order (the "IO"). No other conditions, provisions, or terms of any sort appearing in any writings or other communications made in connection with such orders, including without limitation those contained on or accompanying checks or other forms of payment, shall be binding on MS, whether in conflict with or in addition to these Standard Terms and Conditions. MS reserves the right to refuse advertising buys from third parties that require ads to be served from that third party's servers. Except as otherwise specified by MS herein, all order provisions regarding positioning of advertisements shall be treated as requests, which requests shall be fulfilled at MS' sole discretion.

3. ACCEPTANCE: MS' offer to publish advertisements for Advertiser is made on these Standard Terms and Conditions and the attached IO, and the placement or other communication of an order for advertising with MS shall constitute Advertiser's unconditional acceptance of these Standard Terms and Conditions; no acceptance shall be effective until it is received by MS in Redmond, Washington. MS reserves the right not to publish any advertisement if MS, in its reasonable judgement, finds the ad would violate third party rights, is libelous, defamatory, obscene or pornographic or would violate applicable law. In this case, MS is required to inform Advertiser of the problem and allow Advertiser the opportunity to submit a revised advertisement. Failure by MS to publish any requested advertisement pursuant to this Section 3 does not constitute a breach of contract or otherwise entitle Advertiser to any legal remedy. Upon acceptance, Advertiser agrees to comply with all specifications for material elements required for the MSN Shopping Channel or WebTV as designated by MS. The content of each and every advertisement is subject to the reasonable approval of MS, in the sole discretion of MS, and will be subject to such limitations as MS may reasonably deem appropriate. MS and its network service providers may elect to cache certain Advertiser pages on MS' servers or other technologies, and Advertiser hereby consents to such caching for the Agreement Term and subject to the provisions of this Agreement.

4.       FEES:

         A. During the Term of this Agreement, Advertiser shall pay MS the following as itemized on the attached IO: (i) a monthly guaranteed fee for placement in MSN Shopping or WebTV, in equal monthly installments; and (ii) for media on WebTV and/or for MSN.com or any of its affiliated channels in accordance with the fee schedule referenced in the Insertion Order of this Agreement. The first payment of the foregoing fees shall be delivered to MS with a signed original of this Agreement. MS will invoice Advertiser for each subsequent installment, and Advertiser will pay such invoiced amounts within thirty (30) days after the date of such invoice. If MS fails to deliver the agreed upon number of ad requests during the agreed upon period pursuant to subsection (i) or (ii) above, Advertiser's sole remedy for such failure will be the extension of the period until the agreed upon number of ad requests (or other ad requests as the parties may agree) are provided.

         B. MS will invoice Advertiser on a monthly basis, in arrears, for all amounts owing to MS pursuant to Section 4. Advertiser will pay each MS invoice pursuant to this paragraph within thirty (30) days after the date of such invoice, in readily available funds. All amounts are invoiced and payable in United States dollar currency. In addition to all other available rights and remedies, MS may cancel and remove any advertisement which is not paid for on a timely basis.

         C. The fees, advances and other amounts owing to MS pursuant to these Standard Terms and Conditions and the attached IO do not include taxes or other governmental fees. Advertiser will pay all taxes and other governmental fees arising out of or related to all transactions undertaken pursuant to this Agreement, other than taxes on MS income and revenue, and will provide MS with appropriate evidence of such payment upon request.

5.       AUDITS: Upon request, but no more frequently than once in any twelve
         (12) month period, MS will provide Advertiser with the most recent process audit conducted by an independent auditing agency, pursuant to the then-current and applicable MS requirements.

6. CANCELLATION: On March 1, 2001 or thereafter, either party shall have the right to terminate these Standard Terms and Conditions and the attached IO upon sixty (60) days written (email if followed by U.S. mail no later than the next business day) notice to the other party. If either MS or Advertiser defaults under this Agreement, the non-defaulting party will notify the other in writing. If the failure is not cured within ten (10) business days after written notice is received by the notified party, the non-defaulting party may, at any time prior to the default being cured, terminate this Agreement with no further obligation to the notified party; except for payment of any amount properly due MS pursuant to
         Section 4.

7. ADVERTISER REPORTING: Advertiser shall develop, implement and maintain the technology required to track usage of the Advertiser site by users linking to the Advertiser site from the MSN Shopping Channel, WebTV and/or any other MS site, and will provide MS with monthly usage reports no later than thirty (30) days following the end of each month of the Term. Such reports shall include traffic from referring URL to the Advertiser site, number of page views, number of unique users (unique user information will be provided starting in the month following the integration of the technology necessary to do so), number of weekly orders, total revenue and average revenue per order.

8. WARRANTIES: Advertiser warrants, represents and agrees that, during the Term of this Agreement, all products and/or services offered, sold or otherwise provided as part of the Advertiser site, and all Product Images (as defined in Section 11.C below): (a) are made, offered, sold or otherwise provided in compliance with applicable laws and will not infringe the copyrights, trademarks, service marks or any other proprietary, publicity or privacy right of any third party; (b) shall not be libelous, defamatory, obscene or pornographic; and (c) shall not violate other civil or criminal laws, including those regulating the use and distribution of content on the Internet and protection of personal privacy. Advertiser further warrants, represents and agrees that: (d) the Advertiser site is controlled and operated by Advertiser and/or its independent contractors and Advertiser will use commercially reasonable efforts to ensure that the Advertiser site will be functional and accessible at all times during the Term of this Agreement; (e) except as specifically provided for in the IO or as otherwise agreed to in writing by the parties, Advertiser will not use in any manner any trade names, trademarks, logos or product names of MS or its affiliated companies; (f) the Advertiser site and all actions occurring thereon during the Term of this Agreement are in compliance with all applicable laws; (g) the information technology, financial, operational, communication and other systems and processes used by Advertiser in connection with the Advertiser site shall not be interrupted or adversely affected by the manipulation, processing, comparison, display or calculation of dates from, into and between the twentieth and twenty-first centuries, including leap years; (h) Advertiser has the power and authority to enter into and perform its obligations under this Agreement; (i) Advertiser maintains and will maintain during the Term of this Agreement on Advertiser's site a clear privacy statement setting forth the information gathering, dissemination, privacy protection and other practices employed by Advertiser with respect to information collected by Advertiser from users, and Advertiser will adhere to all the provisions of such statement during the Term of this Agreement; and (j) Advertiser will use reasonable efforts during the Term of this Agreement to implement secure technology to protect user data for all commercial transactions following execution of this Agreement.

         MS warrants, represents and agrees that: (k) the MSN Shopping Channel and WebTV are in compliance with all applicable laws, and (I) MS has the power and authority to enter into and perform its obligations under this Agreement. Notwithstanding the foregoing, MS will not be responsible for third party content, products or services offered on the MSN Shopping Channel, WebTV or any Internet site owned, controlled or operated by MS or any of its affiliated companies and Advertiser will not be responsible for third party content, products or services offered by the MSN Shopping Channel, WebTV, or any Internet site owned, controlled or operated by MS or on any of its affiliated companies.

         THIS SECTION, SECTION 9, AND THE MS INSERTION ORDER FOR THIS CONTRACT CONTAIN THE ONLY WARRANTIES, EXPRESS OR IMPLIED, MADE BY ADVERTISER AND MS. ANY AND ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, ARE EXPRESSLY EXCLUDED AND DECLINED. EACH PARTY DISCLAIMS ANY IMPLIED WARRANTIES, PROMISES AND CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND/OR NON-INFRINGEMENT, WHETHER AS TO THE MSN SHOPPING CHANNEL, WEBTV, THE ADVERTISER SITE, ANY SERVICES RENDERED BY MS OR ADVERTISER AND/OR THE TECHNOLOGY DEPLOYED IN CONNECTION THEREWITH.

9.       LINKS TO INTERNET SITES: Advertiser warrants and represents to MS that,

         during the Term of this Agreement, each Internet site identified by URLs in advertisements: (a) is controlled by Advertiser and operated by Advertiser and/or its independent contractors; (b) will use commercially reasonable efforts to ensure that the Advertiser site will be functional and accessible at all times; and (c) is in compliance with all applicable laws and regulations, and suitable in all technical respects to be linked to from the applicable site containing the advertisement. MS may refuse to provide links from the [*] or [*] to any materials on the Advertiser's site, or MS may reject any Advertiser content that, in MS' reasonable judgment (d) are factually inaccurate, misleading or deceptive; (e) infringe any third party intellectual property rights; (f) are libelous, defamatory, obscene or pornographic;
         (g) may violate other civil or criminal laws, including those regulating the use and distribution of content on the Internet and protection of personal privacy; and/or (h) contain any programs, application, interfaces or other functions that, given the nature of the [*] or [*] system and in MS' reasonable judgment would have a materially adverse effect on the [*] or [*] users' experience. In determining whether any materials on the Advertiser's site, or whether any Advertiser content would have a deleterious effect on the [*] or [*] users' experience, MS shall use standards consistent with those MS uses to determine quality standards for its other featured partners. MS may test Advertiser's URLs, and in MS' sole discretion may remove any URLs at any time that fail to comply with the above requirements.

* Material has been omitted pursuant to a request for confidential treatment.

10. REMOVAL OF LINK: If MS receives a claim of infringement concerning the Advertiser link or advertisement or a claim which alleges a breach of
         Section 8, 9, 11.D., 11.E. and/or 11.F, the parties agree that MS may, in addition to any other remedies provided for herein, immediately remove the Advertiser link or advertisement from any and all MS site(s), pending receipt of a non-infringing replacement link or satisfactory resolution of the claim, and any such removal shall not constitute a breach of this Agreement. Advertiser must provide a non-infringing replacement link or advertisement (as applicable), or resolve the claim to MS' satisfaction, within forty-eight (48) hours of notification of the precise concern. Following the removal of any link pursuant to this Section 10, at such time as Advertiser has resolve the claim to MS's reasonable satisfaction, MS shall reinsert such link or advertisement. Advertiser's obligation to pay the fees in Section 4, if any, shall be suspended during any period that MS has removed the Advertiser link or advertisement from the MSN Shopping Channel or WebTV, as set forth in this Section. MS shall provide a technical contact to remedy any technical problems resulting from the improper insertion of the Advertiser's linking URLs that impact the security of the Advertiser's site.

11.      ADVERTISER OBLIGATIONS:

         A. Advertiser will make regular updates of all pricing and inventory information available to MS in a reasonable time interval and in a format agreed to by the parties;

         B. Advertiser will provide MS with thirty (30) days notice if it intends to modify the format in which it has provided pricing and inventory information;

         C. Advertiser shall provide, to the extent such information exists, images for the products in its inventory in either gif or jpeg format ("Product Images"). Advertiser grants MS a non-exclusive, royalty free right and license to use the Product Images solely in conjunction with promotion of the Advertiser pursuant to this Agreement. MS acknowledges that its utilization of the Product Images will not create in it, nor will it represent it has, any right, title, or interest in or to such product images or other content contained on the Advertiser site other than the licenses expressly granted herein;

         D. Advertiser shall be solely responsible for customer service for users linking to the Advertiser site through the MS site(s), for product support, quality and availability of products and/or services made available at the Advertiser site, fulfillment of orders and returns;

         E. Advertiser shall ensure that all users of the Advertiser's site placing an order for product(s) and/or service(s) are timely advised of the status of such purchase(s) including the timely confirmation of all orders via electronic mail;

         F. Advertiser shall provide electronic mail capabilities between the user and Advertiser;

         G. Advertiser shall use its reasonable efforts optimize the Advertiser site for WebTV users by providing a "WebTV-friendly environment" and emphasizing clear page layouts designed for display on a television set, with a template that conforms to WebTV's website design guidelines for the size, color and layout of text and graphics;

         H. Advertiser will enter into the standard MS Passport Wallet Service Agreement and MS Passport SDK License and Single Sign-In Service Agreement promptly following the execution of this Agreement, Advertiser agrees to deploy such MS Passport services no later than November 30, 2000; and

         I.       Advertiser agrees to participate in a case study for MS.

12. INDEMNIFICATION: Each party agrees to indemnify, defend, and hold each other harmless from any and all actions, causes of action, claims, demands, costs, liabilities, expenses (including reasonable attorneys' fees) and damages arising out of or in connection with any claim made by a third party that, if true, would be (a) a breach by Advertiser of Sections 11.D., 11.E. and/or 11.F; or (b) a breach by such party of any representation or warranty set forth in this Agreement. If any action shall be brought against either party ("Claimant") in respect to any allegation for which indemnity may be sought from the other party ("Indemnifying Party") pursuant to the provisions of this Section 12, Claimant shall promptly notify Indemnifying Party in writing, specifying the nature of the action and the total monetary amount sought or other such relief as is sought therein. Claimant shall not settle or otherwise compromise any claim without the written consent of Indemnifying Party. Claimant shall cooperate with Indemnifying Party at Indemnifying Party's expense in all reasonable respects in connection with the defense of any such action. Indemnifying Party may upon written notice to Claimant undertake to conduct all proceedings or negotiations in connection therewith, assume the defense thereof, and if it so undertakes, it shall also undertake all other required steps or proceedings to settle or defend any such action, including the employment of counsel that shall be satisfactory to Claimant, and payment of all expenses. Claimant shall have the right to employ separate counsel and participate in the defense at Claimant's sole expense. Indemnifying Party shall reimburse Claimant upon demand for any payments made or loss suffered by it at any time after the date of tender, based upon the judgment of any court of competent jurisdiction or pursuant to a bona fide compromise or settlement of claims, demands, or actions, in respect to any damages to which the foregoing relates.

13.      LIMITATION OF LIABILITY: EXCEPT TO THE EXTENT ARISING PURSUANT TO
         SECTION 12 OR A BREACH OF SECTION 14, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY CONSEQUENTIAL, INDIRECT, INCIDENTAL, SPECIAL OR EXEMPLARY DAMAGES WHATSOEVER, INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFITS, BUSINESS INTERRUPTION, LOSS OF OR UNAUTHORIZED ACCESS TO INFORMATION, AND THE LIKE, INCURRED BY THE OTHER PARTY ARISING OUT OF THIS AGREEMENT (PROVIDED THAT THIS LIMITATION SHALL NOT LIMIT EITHER PARTY'S OBLIGATION TO INDEMNIFY THE OTHER PARTY FOR THIRD PARTY CLAIMS WHICH INCLUDE SUCH DAMAGES), EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT WILL EITHER PARTY OR ANY OF ITS AFFILIATES BE LIABLE TO THE OTHER PARTY FOR AN AMOUNT IN EXCESS OF THE TOTAL DOLLAR AMOUNT ACTUALLY RECEIVED BY MS FROM ADVERTISER FOR THE ADVERTISEMENT(S) AT ISSUE. As a matter of clarity, MS' affiliate, WebTV Networks, Inc., shall have no liability whatsoever to advertiser.

14. CONFIDENTIALITY: Advertiser acknowledges that it has entered into a MS Non-Disclosure Agreement dated _____________, and the terms of such agreement shall be deemed incorporated herein, and further, that all terms and conditions of this Agreement shall be deemed Confidential Information as defined therein.

15. PRESS RELEASES: Neither party will issue any press release or make any public announcement(s) relating in any way whatsoever to this Agreement or the relationship established by this Agreement without the express prior written consent of the other party, which consent shall not be unreasonably withheld, provided that MS may make informational references to MSN Shopping and/or WebTV Service Shopping Center, and Advertiser's participation therein in publicity and press releases without obtaining Advertiser's consent.

16. GENERAL PROVISIONS: These terms and conditions are governed by the laws of the State of Washington, USA. All capitalized terms used herein shall have the same meaning as in the IO. Advertiser hereby irrevocably consents to the personal jurisdiction of, and non-exclusive venue for any legal proceedings or actions undertaken by or on behalf of Advertiser in, the state and federal courts located in King County, Washington. The prevailing party in any dispute concerning the subject matter hereof shall be entitled to recover its reasonable attorney's fees and costs. The parties agree that this Agreement is deemed to have been made in the State of Washington, USA. No joint venture, partnership, employment, or agency relationship exists between Advertiser and MS. Neither party shall be deemed to have waived or modified any of these terms and conditions except by a writing signed by its duly authorized representative. Neither party may assign its rights hereunder to any third party (other than to a person, firm or entity controlling, controlled by or under common control with the assigning party or in connection with a sale of all or substantially all of assigning party's assets) unless the other party expressly consents to such assignment in writing, which consent shall not be unreasonably withheld. Any attempted assignment, sub-license, transfer, encumbrance or other disposal without such consent shall be void and shall constitute a material default and breach of this Agreement. If any provision of these Standard Terms and Conditions is found invalid or unenforceable pursuant to judicial decree or decision, the remaining provisions shall remain valid and enforceable, and the unenforceable provisions shall be deemed modified to the extent necessary to make them enforceable. Unless specifically stated otherwise, the applicable territory for the advertising shall be the United States and Canada. All notices to MS relating to any legal claims or matters must be made in writing to Microsoft Corporation, One Microsoft Way, Redmond, WA 98052-6399, attn. US Legal Group, Law & Corporate Affairs, attn: Ad Sales Attorney and will be deemed given as of the day they are received either by messenger, delivery service, or in the United States of America mails, postage prepaid, certified or registered, return receipt requested, and addressed to the party signing this Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or communications. This Agreement shall not be modified except by a written agreement dated subsequent to the date of this Agreement and signed on behalf of Advertiser and MS by their respective duly authorized representatives. This Agreement does not constitute an offer by MS and it shall not be effective until signed by both parties. Sections 5 (Audits), 7 (Advertiser Reporting), 8 (Warranties), 10 (Removal of Link), 12 (Indemnification), 13 (Limitation of Liability), 14 (Confidentiality) and 16 (General Provisions) shall survive any termination of this Agreement and will remain in full force, together with all rights and causes of action that may have accrued prior to termination, and any other provisions that might reasonably be deemed to survive such termination.

EXHIBIT A

MSN/REDENVELOPE

PROJECTED SESSIONS TO REDENVELOPE FROM [*]
[*]
[*] TOTAL EMAIL AD REQUESTS

GUARANTEED CLICK THRUS BASED ON A 10/23/00 PASSPORT WALLET IMPLEMENTATION

MONTH         [ * ]       [ * ]      [ * ]         TOTALS
              ----------------------------------------------
JULY          [*            [*         [*
              ----------------------------------------------
AUG            *             *          *
              ----------------------------------------------
SEPT           *             *          *
              ----------------------------------------------
      Q1 Sub   *             *          *            [*
              ----------------------------------------------
OCT            *             *          *
              ----------------------------------------------
NOV            *             *          *
              ----------------------------------------------
DEC            *             *          *
              ----------------------------------------------
      Q2 Sub   *             *          *             *
              ----------------------------------------------
JAN            *             *          *
              ----------------------------------------------
FEB            *             *          *
              ----------------------------------------------
MAR            *             *          *
              ----------------------------------------------
      Q3 Sub   *             *          *             *
              ----------------------------------------------
APR            *             *          *
              ----------------------------------------------
MAY            *             *          *
              ----------------------------------------------
JUNE           *             *          *
              ----------------------------------------------
      Q4 Sub   *             *          *             *
              ----------------------------------------------
GRAND TOTAL    *]            *]         *]            *]
              ----------------------------------------------

GUARANTEED CLICK THRUS BASED ON A 11/30/00 PASSPORT WALLET IMPLEMENTATION

MONTH         [ * ]      [ * ]      [ *  ]        TOTALS
              ----------------------------------------------
JULY
              ----------------------------------------------
AUG
              ----------------------------------------------
SEPT
      Q1 Sub  [*         [*         [*             [*
              ----------------------------------------------
OCT
              ----------------------------------------------
NOV
              ----------------------------------------------
DEC            *          *          *
              ----------------------------------------------
      Q2 Sub   *          *          *              *
              ----------------------------------------------
JAN            *          *          *
              ----------------------------------------------
FEB            *          *          *
              ----------------------------------------------
MAR            *          *          *
              ----------------------------------------------
      Q3 Sub   *          *          *              *
              ----------------------------------------------
APR            *          *          *
              ----------------------------------------------
MAY            *          *          *
              ----------------------------------------------
JUNE           *          *          *
              ----------------------------------------------
      Q4 Sub   *          *          *              *
              ----------------------------------------------
GRAND TOTAL    *]         *]         *]             *]
              ----------------------------------------------

* Material has been omitted pursuant
  to a request for confidential treatment.